UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-5160

Dreyfus New York AMT-Free Municipal Money Market Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000
Date of fiscal year end:	5/31
Date of reporting period:	11/30/09

FORM N-CSR

Item 1.	Reports to Stockholders.

2

Dreyfus New York AMT-Free Municipal Money Market Fund

SEMIANNUAL REPORT November 30, 2009

BNY MELLON ASSET MANAGEMENT

Dreyfus

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
17	Statement of Assets and Liabilities
18	Statement of Operations
19	Statement of Changes in Net Assets
20	Financial Highlights
21	Notes to Financial Statements
28	Information About the Review and Approval of the Fund’s Management Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus New York
AMT-Free Municipal
Money Market Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semi-annual report for Dreyfus NewYork AMT-Free Municipal Money Market Fund, covering the six-month period from June 1, 2009, through November 30, 2009.

Evidence has continued to accumulate that the U.S. recession is over and sustained economic recoveries have begun worldwide. U.S. Government liquidity-support and stimulus programs, along with an aggressively accommodative monetary policy have so far succeeded in calming the financial crisis, ending the recession and sparking the beginning of a global expansion. As 2009 draws to a close, we expect a continuation of the current sustained rallies among fixed-income and equity asset classes, along with low yields and outflows of money fund assets into these other asset classes.

While money market yields are unlikely to improve anytime soon, we continue to stress the importance of both municipal and taxable money market mutual funds as a haven of price stability and liquidity for risk-averse investors. Is your cash allocation properly positioned for the next phase of this economic cycle? Talk to your financial advisor, who can help you make that determination and prepare for the challenges and opportunities that lie ahead.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
December 15, 2009

DISCUSSION OF FUND PERFORMANCE

For the period of June 1, 2009, through November 30, 2009, as provided by Joseph Irace, Senior Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended November 30, 2009, Dreyfus NewYork AMT-Free Municipal Money Market Fund produced an annualized yield of 0.10%.Taking into account the effects of compounding, the fund produced an annualized effective yield of 0.10%.1

Yields of tax-exempt money market instruments remained near historically low levels during the reporting period as the Federal Reserve Board (the “Fed”) maintained an aggressively accommodative monetary policy to combat a lingering recession and financial crisis.

The Fund’s Investment Approach

The fund seeks as high a level of current income exempt from federal, New York state and New York city income taxes as is consistent with the preservation of capital and the maintenance of liquidity.The fund also seeks to provide income exempt from the federal Alternative Minimum Tax (“AMT”).

In pursuing this objective, we employ two primary strategies. First, we normally attempt to add value by constructing a diverse portfolio of high-quality municipal obligations that provide income exempt from federal, New York state and New York city personal income taxes. Second, we actively manage the fund’s average maturity based on our anticipation of supply-and-demand changes in NewYork’s short-term municipal marketplace.

For example, if we expect an increase in short-term supply, we may decrease the average maturity of the fund, which could enable us to take advantage of opportunities when short-term supply increases. Generally yields tend to rise when there is an increase in new-issue supply competing for investor interest. New securities, which generally are issued

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

with maturities in the one-year range, may in turn lengthen the fund’s average maturity if purchased. If we anticipate limited new-issue supply, we may then look to extend the fund’s average maturity to maintain then-current yields for as long as we believe practical. In addition, we try to maintain an average maturity that reflects our view of short-term interest-rate trends and future supply-and-demand considerations.

Recession, Supply-and-Demand Dynamics Kept Yields Low

Although the financial crisis and recession showed signs of easing when the reporting period began, tighter lending restrictions continued to limit the available supply of variable-rate demand notes and tender option bonds, effectively increasing funding costs for municipalities in the short-term market. Instead, more issuers have issued longer-term bonds, including taxable securities through the government-supported Build America Bonds program. Meanwhile, demand for tax-exempt money market securities has remained robust from individuals concerned about tax increases. Due to competitive yields compared with taxable money market instruments, the tax-exempt money markets also have seen demand from institutional investors. The combination of limited supply and robust demand put additional downward pressure on already low tax-exempt money market yields.

Finally, like many states, NewYork has continued to face weak housing markets, rising unemployment, reduced tax collections and intensifying demands on social services programs.The State of NewYork currently is experiencing severe fiscal pressures as the legislature has struggled to find ways to balance the budget.

In-House Research Supported Credit Quality

We focused throughout the reporting period on direct, high-quality municipal obligations. Our credit analysts conduct in-depth, independent research into the fiscal health of the issuers we consider, a process that helped the fund avoid some of the credit-related problems affecting some other money market funds during the downturn.We favored commercial paper backed by letters of credit from high-quality banks.To a lesser extent, we also emphasized municipal notes secured by pledged tax appropriations or revenues from facilities providing essential services.We generally shied away from instruments issued by entities that depend heavily on state aid.

Compared to historical standards, most money market funds maintained short weighted average maturities in the turbulent market environment, and the fund was no exception. Because yield differences have remained relatively narrow along the market’s maturity range, this conservative strategy did not materially affect the fund’s performance.

Safety and Liquidity Are Paramount

Due to New York’s ongoing fiscal challenges, we believe the prudent course continues to be a conservative credit selection strategy with an emphasis on preservation of capital and liquidity.The Fed has repeatedly indicated that it is likely to keep short-term interest rates near historical lows for an extended period, suggesting that money market yields are unlikely to rise significantly anytime soon.

December 15, 2009

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
1	Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate. Income may be subject to state and local taxes for non-NewYork residents.Yields provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect that may be extended terminated or modified at any time. Had these expenses not been absorbed, the fund’s yield would have been 0.02% and the effective yield would have been 0.02%.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus New York AMT-Free Municipal Money Market Fund from June 1, 2009 to November 30, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended November 30, 2009

Expenses paid per $1,000†	$ 2.91
Ending value (after expenses)	$1,000.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended November 30, 2009

Expenses paid per $1,000†	$ 2.94
Ending value (after expenses)	$1,022.16

† Expenses are equal to the fund’s annualized expense ratio of .58%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
November 30, 2009 (Unaudited)

Short-Term	Coupon	Maturity	Principal
Investments—96.9%	Rate (%)	Date	Amount ($)		Value ($)
Albany Industrial Development
Agency, Civic Facility Revenue
(Albany Medical Center
Hospital Project) (LOC; RBS
Citizens NA)	0.85	12/7/09	3,375,000	[a]	3,375,000
Albany Industrial Development
Agency, Civic Facility Revenue
(Renaissance Corporation of
Albany Project) (LOC; M&T Bank)	0.32	12/7/09	2,700,000	[a]	2,700,000
Allegany County Industrial
Development Agency, Civic
Facility Revenue (Houghton
College Project) (LOC; Key Bank)	0.65	12/7/09	4,095,000	[a]	4,095,000
Amherst Industrial Development
Agency, Multi-Mode Civic
Facility Revenue (Daemen
College Project) (LOC;
Wachovia Bank)	0.27	12/7/09	5,820,000	[a]	5,820,000
Bleecker Terrace Housing
Development Corporation,
Housing Development Revenue
(Bleecker Terrace Apartments
Project) (LOC; FHLB)	0.52	12/7/09	1,435,000	[a]	1,435,000
Brookhaven-Comsewogue Union Free
School District, GO Notes, TAN	1.25	4/30/10	1,300,000		1,304,022
Campbell-Savona Central School
District, GO Notes, BAN	2.00	6/24/10	1,850,000		1,860,888
Chautauqua County Industrial
Development Agency, Civic
Facility Revenue (United
Cerebral Palsy Project)
(LOC; Key Bank)	0.75	12/7/09	805,000	[a]	805,000
Clinton County Industrial
Development Agency, Civic
Facility Revenue (Champlain
Valley Physicians Hospital
Medical Center Project)
(Liquidity Facility; Key Bank)	0.45	12/7/09	3,970,000	[a]	3,970,000
Cold Spring Harbor Central School
District, GO Notes, TAN	2.00	6/30/10	1,845,000		1,860,963

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Dutchess County Industrial
Development Agency, Civic
Facility Revenue, Refunding
(Lutheran Center at
Poughkeepsie, Inc. Project)
(LOC; Key Bank)	0.65	12/7/09	1,700,000	[a]	1,700,000
East Hampton Union Free School
District, GO Notes, TAN	1.00	6/30/10	1,790,000		1,796,400
Eastchester Union Free School
District, GO Notes, TAN	1.00	12/23/09	1,600,000		1,600,487
Edgemont Union Free School
District, GO Notes, TAN	1.00	1/15/10	1,600,000		1,601,070
Erie County Fiscal Stability
Authority, GO Notes, BAN	1.25	7/30/10	1,890,000		1,898,466
Erie County Industrial Development
Agency, Civic Facility Revenue
(Community Services Disabled
Project) (LOC; Key Bank)	0.70	12/7/09	2,280,000	[a]	2,280,000
Erie County Industrial Development
Agency, Civic Facility Revenue
(DePaul Community Facilities,
Inc. Project) (LOC; Key Bank)	0.75	12/7/09	1,200,000	[a]	1,200,000
Erie County Industrial Development
Agency, Civic Facility Revenue
(Every Person Influences
Children, Inc. Project) (LOC;
Fifth Third Bank)	1.60	12/7/09	1,265,000	[a]	1,265,000
Erie County Industrial Development
Agency, Civic Facility Revenue
(People Inc. Project)
(LOC; Key Bank)	0.65	12/7/09	1,800,000	[a]	1,800,000
Erie County Industrial Development
Agency, Civic Facility Revenue
(United Cerebral Palsy Association
Project) (LOC; Key Bank)	0.75	12/7/09	485,000	[a]	485,000
Fishkill,
GO Notes, BAN	2.00	4/30/10	1,245,000		1,250,107
Fort Plain Central School
District, GO Notes, BAN	2.00	6/24/10	1,270,000		1,279,628

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Herkimer County Industrial
Development Agency, Civic
Facility Revenue (Templeton
Foundation Project)
(LOC; Key Bank)	0.65	12/7/09	1,240,000	[a]	1,240,000
Lancaster Industrial Development
Agency, Civic Facility Revenue
(GreenField Manor, Inc.
Project) (LOC; M&T Bank)	0.33	12/7/09	300,000	[a]	300,000
Long Island Power Authority,
Electric System General
Revenue (Insured; Assured
Guaranty Municipal Corp. and
Liquidity Facility; Dexia
Credit Locale)	0.30	12/7/09	15,135,000	[a]	15,135,000
Long Island Power Authority,
Electric System Subordinated
Revenue (LOC; Bayerische
Landesbank)	0.26	12/1/09	3,500,000	[a]	3,500,000
Metropolitan Transportation
Authority, Dedicated Tax Fund
Revenue (Insured; Assured
Guaranty Municipal Corp. and
Liquidity Facility; Dexia
Credit Locale)	0.30	12/7/09	6,500,000	[a]	6,500,000
Metropolitan Transportation
Authority, RAN	2.00	12/31/09	16,000,000		16,021,048
Metropolitan Transportation
Authority, Transportation
Revenue (Insured; Berkshire
Hathaway Assurance Corporation
and Liquidity Facility; Citibank NA)	0.25	12/7/09	6,615,000	[a,b]	6,615,000
Metropolitan Transportation
Authority, Transportation
Revenue (LOC; Fortis Bank)	0.21	12/7/09	14,000,000	[a]	14,000,000
Metropolitan Transportation
Authority, Transportation
Revenue (LOC; Landesbank
Hessen-Thuringen Girozentale)	0.24	12/1/09	4,600,000	[a]	4,600,000

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Metropolitan Transportation
Authority, Transportation
Revenue, Refunding (Insured;
Assured Guaranty Municipal
Corp. and Liquidity Facility;
Dexia Credit Locale)	0.28	12/7/09	10,000,000	[a]	10,000,000
Monroe County Industrial
Development Agency, Civic
Facility Revenue (Association
for the Blind and Visually
Impaired—Goodwill Industries
of Greater Rochester, Inc. Project)
(LOC; JPMorgan Chase Bank)	0.32	12/7/09	1,500,000	[a]	1,500,000
Monroe County Industrial
Development Agency, Civic
Facility Revenue (YMCA of
Greater Rochester Project)
(LOC; M&T Bank)	0.32	12/7/09	6,635,000	[a]	6,635,000
Nassau County Industrial
Development Agency, Civic
Facility Revenue (North Shore
Hebrew Academy High School
Project) (LOC; Banco Santander)	0.32	12/7/09	11,300,000	[a]	11,300,000
Nassau County Industrial
Development Agency, Civic
Facility Revenue (Saint Mary’s
Children Project) (LOC;
Commerce Bank)	0.42	12/7/09	1,550,000	[a]	1,550,000
New Rochelle City School District,
GO Notes, TAN	1.50	12/4/09	2,000,000		2,000,183
New York City,
GO Notes	4.00	8/1/10	750,000		766,559
New York City,
GO Notes (Liquidity Facility;
Landesbank Baden-Wurttemberg)	0.23	12/1/09	8,055,000	[a]	8,055,000
New York City,
GO Notes (Liquidity
Facility; Landesbank
Hessen-Thuringen Girozentrale)	0.21	12/1/09	2,000,000	[a]	2,000,000
New York City,
GO Notes (Liquidity
Facility; Landesbank
Hessen-Thuringen Girozentrale)	0.26	12/1/09	2,000,000	[a]	2,000,000

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New York City,
GO Notes (LOC; Bank of America)	0.22	12/1/09	4,500,000	[a]	4,500,000
New York City,
GO Notes (LOC; California State
Teachers Retirement System)	0.24	12/1/09	3,000,000	[a]	3,000,000
New York City Industrial
Development Agency, Civic
Facility Revenue (Abraham
Joshua Heschel High School
Project) (LOC; Allied Irish Banks)	0.35	12/7/09	3,700,000	[a]	3,700,000
New York City Industrial
Development Agency, Civic
Facility Revenue (Birch Wathen
Lenox School Project) (LOC;
Allied Irish Banks)	0.47	12/7/09	7,530,000	[a]	7,530,000
New York City Industrial
Development Agency, Civic
Facility Revenue (Columbia
Grammar and Preparatory School
Project) (LOC; Allied Irish Banks)	0.47	12/7/09	6,000,000	[a]	6,000,000
New York City Industrial
Development Agency, Civic
Facility Revenue (French
Institute-Alliance Francaise
de New York—Federation of
French Alliances in the United
States Project) (LOC; M&T Bank)	0.47	12/7/09	1,840,000	[a]	1,840,000
New York City Industrial
Development Agency,
Civic Facility Revenue
(Grace Church School Project)
(LOC; Wachovia Bank)	0.23	12/7/09	5,000,000	[a]	5,000,000
New York City Industrial
Development Agency, Civic
Facility Revenue (The Convent
of the Sacred Heart School of
New York Project) (LOC;
Wachovia Bank)	0.23	12/7/09	7,300,000	[a]	7,300,000
New York City Industrial
Development Agency, Civic
Facility Revenue (The
Professional Children’s School
Project) (LOC; Wachovia Bank)	0.32	12/7/09	1,800,000	[a]	1,800,000

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New York City Industrial
Development Agency, Civic
Facility Revenue (Village
Community School Project)
(LOC; M&T Bank)	0.47	12/7/09	1,025,000	[a]	1,025,000
New York City Industrial
Development Agency, Civic
Facility Revenue, Refunding
(Federation of Protestant
Welfare Agencies, Inc. Project)
(LOC; Allied Irish Banks)	0.47	12/7/09	1,300,000	[a]	1,300,000
New York City Municipal Water
Finance Authority, CP
(Liquidity Facility:
Bayerische Landesbank and
Westdeutsche Landesbank)	0.40	12/1/09	4,000,000		4,000,000
New York City Municipal Water
Finance Authority, Water and
Sewer System Second General
Resolution Revenue (Liquidity
Facility; Landesbank
Hessen-Thuringen Girozentrale)	0.22	12/1/09	7,735,000	[a]	7,735,000
New York State Dormitory
Authority, Consolidated Service
Contract Revenue, Refunding	1.50	7/1/10	2,760,000		2,777,783
New York State Dormitory
Authority, Revenue (Long
Island University) (LOC;
Allied Irish Banks)	0.40	12/7/09	3,200,000	[a]	3,200,000
New York State Dormitory
Authority, Revenue (Mount
Saint Mary College) (LOC;
JPMorgan Chase Bank)	0.25	12/7/09	8,500,000	[a]	8,500,000
New York State Dormitory
Authority, Revenue (Park Ridge
Hospital, Inc.) (LOC; JPMorgan
Chase Bank)	0.24	12/7/09	17,500,000	[a]	17,500,000
New York State Dormitory
Authority, State Personal Income
Tax Revenue (General Purpose)	1.50	3/15/10	1,200,000		1,203,778

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Ontario County Industrial
Development Agency, Civic
Facility Revenue (Friends of
the Finger Lakes Performing
Arts Center, Inc. Civic Facility)
(LOC; RBS Citizens NA)	2.50	12/7/09	80,000	[a]	80,000
Oswego County Industrial
Development Agency, Civic
Facility Revenue (Springside
at Seneca Hill, Inc. Project)
(LOC; M&T Bank)	0.37	12/7/09	2,460,000	[a]	2,460,000
Otsego County Industrial
Development Agency,
Civic Facility Revenue
(Templeton Foundation
Project) (LOC; Key Bank)	0.65	12/7/09	2,580,000	[a]	2,580,000
Port Authority of New York and
New Jersey, Equipment Notes	0.33	12/7/09	2,800,000	[a]	2,800,000
Rensselaer Industrial Development
Agency, Senior Housing Revenue
(Brunswick Senior Housing
Project) (LOC; FHLB)	0.33	12/1/09	3,290,000	[a]	3,290,000
Rockland County Industrial
Development Agency, Civic
Facility Revenue (Dominican
College of Blauvelt Project)
(LOC; Commerce Bank NA)	0.23	12/7/09	8,300,000	[a]	8,300,000
Rockland County Industrial
Development Authority, Revenue
(Northern Manor Multicare
Center, Inc. Project) (LOC;
M&T Bank)	0.37	12/7/09	2,580,000	[a]	2,580,000
Seneca County Industrial
Development Agency, Civic
Facility Revenue (Kidspace
National Centers of New York
Project) (LOC; Key Bank)	0.65	12/7/09	1,270,000	[a]	1,270,000
Smithtown Central School District,
GO Notes, TAN	1.00	6/25/10	3,480,000		3,491,171

The Fund 13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Suffolk County Industrial
Development Agency, Civic
Facility Revenue (Hampton Day
School Civic Facility) (LOC;
JPMorgan Chase Bank)	0.32	12/7/09	2,665,000	[a]	2,665,000
Syracuse Industrial Development
Agency, Civic Facility Revenue
(Community Development
Properties-Larned Project)
(LOC; M&T Bank)	0.34	12/7/09	2,100,000	[a]	2,100,000
Three Village Central School
District, GO Notes, TAN	1.00	6/30/10	2,425,000		2,432,832
Tompkins County Industrial
Development Agency, Continuing
Care Retirement Community
Revenue (Kendal at Ithaca, Inc.
Project) (LOC; Wachovia Bank)	0.25	12/7/09	4,695,000	[a]	4,695,000
Valhalla Union Free School
District, GO Notes, TAN	1.00	2/2/10	1,000,000		1,000,612
Westchester County Health Care
Corporation, CP (Liquidity
Facility; Landesbank
Hessen-Thuringen Girozentrale)	1.65	12/4/09	5,000,000		5,000,000
Westchester County Industrial
Development Agency, Civic
Facility Revenue (Westchester
Arts Council, Inc. Project)
(LOC; Wachovia Bank)	0.32	12/7/09	2,950,000	[a]	2,950,000
Westchester County Industrial
Development Agency, Civic
Facility Revenue, Refunding
(Rye Country Day School Project)
(LOC; Allied Irish Banks)	0.45	12/7/09	7,550,000	[a]	7,550,000

Total Investments (cost $302,255,997)			96.9%		302,255,997

Cash and Receivables (Net)			3.1%		9,616,939

Net Assets			100.0%		311,872,936

a Variable rate demand note—rate shown is the interest rate in effect at November 30, 2009. Maturity date represents the next demand date, or the ultimate maturity date if earlier.
b Security exempt from registration under Rule 144A of the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2009, this security amounted to $6,615,000 or 2.1% of net assets.

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond	ARRN	Adjustable Rate Receipt Notes
Assurance Corporation
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	EDR	Economic Development Revenue
EIR	Environmental Improvement Revenue	FGIC	Financial Guaranty Insurance
Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage	FNMA	Federal National
	Corporation		Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National	GO	General Obligation
Mortgage Association
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	PCR	Pollution Control Revenue
PILOT	Payment in Lieu of Taxes	RAC	Revenue Anticipation Certificates
RAN	Revenue Anticipation Notes	RAW	Revenue Anticipation Warrants
RRR	Resources Recovery Revenue	SAAN	State Aid Anticipation Notes
SBPA	Standby Bond Purchase Agreement	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SONYMA State of New York Mortgage Agency
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

The Fund 15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
F1+,F1		VMIG1,MIG1,P1		SP1+,SP1,A1+,A1	82.7
AAA,AA,Ac		Aaa,Aa,Ac		AAA,AA,Ac	1.6
Not Rated[d]		Not Rated[d]		Not Rated[d]	15.7
					100.0

†	Based on total investments.
c	Notes which are not F, MIG and SP rated are represented by bond ratings of the issuers.
d	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2009 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	302,255,997	302,255,997
Cash		1,876,711
Receivable for investment securities sold		7,700,177
Interest receivable		284,449
Prepaid expenses		9,650
		312,126,984
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		87,132
Payable for shares of Beneficial Interest redeemed		120,632
Accrued expenses		46,284
		254,048
Net Assets ($)		311,872,936
Composition of Net Assets ($):
Paid-in capital		311,872,936
Net Assets ($)		311,872,936
Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		311,906,047
Net Asset Value, offering and redemption price per share ($)		1.00

See notes to financial statements.

The Fund 17

STATEMENT OF OPERATIONS
Six Months Ended November 30, 2009 (Unaudited)

Investment Income ($):
Interest Income	1,120,007
Expenses:
Management fee—Note 2(a)	819,759
Shareholder servicing costs—Note 2(b)	130,807
Treasury insurance expense—Note 1(e)	38,134
Professional fees	34,613
Custodian fees—Note 2(b)	22,987
Trustees’ fees and expenses—Note 2(c)	13,600
Registration fees	8,247
Prospectus and shareholders’ reports	4,718
Miscellaneous	11,991
Total Expenses	1,084,856
Less—reduction in expenses due to undertaking—Note 2(a)	(135,447)
Less—reduction in fees due to earnings credits—Note 1(b)	(3,296)
Net Expenses	946,113
Investment Income—Net, representing net increase
in net assets resulting from operations	173,894

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
November 30, 2009		Year Ended
	(Unaudited)	May 31, 2009
Operations ($):
Investment Income-Net, representing net increase
in net assets resulting from operations	173,894	3,380,621
Dividends to Shareholders from ($):
Investment income—net	(173,894)	(3,395,886)
Beneficial Interest Transactions ($1.00 per share):
Net proceeds from shares sold	207,780,590	933,525,714
Dividends reinvested	169,385	3,205,440
Cost of shares redeemed	(237,396,221)	(867,723,297)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(29,446,246)	69,007,857
Total Increase (Decrease) in Net Assets	(29,446,246)	68,992,592
Net Assets ($):
Beginning of Period	341,319,182	272,326,590
End of Period	311,872,936	341,319,182

See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
November 30, 2009			Year Ended May 31,
	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.001	.011	.026	.030	.022	.010
Distributions:
Dividends from
investment income—net	(.001)	(.011)	(.026)	(.030)	(.022)	(.010)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.10[a]	1.15	2.62	3.03	2.26	1.05
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.66[a]	.68	.65	.68	.66	.67
Ratio of net expenses
to average net assets	.58[a]	.67	.65[b]	.68	.65	.66
Ratio of net investment income
to average net assets	.11[a]	1.11	2.57	2.99	2.24	1.03
Net Assets, end of period
($ x 1,000)	311,873	341,319	272,327	231,195	286,778	260,778

a	Annualized.
b	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus New York AMT-Free Municipal Money Market Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company. The fund’s investment objective is to provide investors with as high a level of current income exempt from federal, NewYork state and NewYork city personal income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge.

It is the fund’s policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so.There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Board of Trustees to represent the fair value of the fund’s investments.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used as of November 30, 2009 in valuing the fund’s investments:

Short-Term
Valuation Inputs	Investments ($)†
Level 1—Unadjusted Quoted Prices	—
Level 2—Other Significant Observable Inputs	302,255,997
Level 3—Significant Unobservable Inputs	—
Total	302,255,997
† See Statement of Investments for additional detailed categorizations.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended November 30, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended May 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended May 31, 2009 was as follows: tax exempt income $3,380,621, ordinary income $6,447 and long-term capital gains $8,818. The tax character of current year distributions will be determined at the end of the current fiscal year.

At November 30, 2009, the cost of investments for federal income tax purposes was substantially the same as for financial reporting purposes (see the Statement of Investments).

(e) Treasury’s Temporary Guarantee Program: The fund entered into a Guarantee Agreement with the United States Department of the Treasury (the “Treasury”) to participate in the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”).

Under the Program, the Treasury guaranteed the share price of shares of the fund held by shareholders as of September 19, 2008 at $1.00 per share if the fund’s net asset value per share fell below $0.995 (a “Guarantee Event”) and the fund liquidated. Recovery under the Program was subject to certain conditions and limitations.

Fund shares acquired by investors after September 19, 2008 that increased the number of fund shares the investor held at the close of business on September 19, 2008 were not eligible for protection under the Program. In addition, fund shares acquired by investors who did not hold fund shares at the close of business on September 19, 2008 were not eligible for protection under the Program.

The Program, which was originally set to expire on December 18, 2008, was initially extended by the Treasury until April 30, 2009 and had been further extended by the Treasury until September 18, 2009, at which time the Secretary of the Treasury terminated the Program.As such, the fund is no longer eligible for protection under the Program. Participation in the initial term and the two extended periods of the Program required payments to the Treasury in the amounts of .01%, .015% and .015%, respectively, of the fund’s shares outstanding as of September 19, 2008 (valued at $1.00 per share).This expense was borne by the fund without regard to any expense limitation in effect.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 2—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed 1 1 / 2 % of the value of the fund’s average daily net assets, the fund may deduct, from the payments to be made to the Manager or the Manager will bear, such excess expense. During the period ended November 30, 2009, there was no expense reimbursement pursuant to the Agreement.

The Manager has undertaken to reimburse expenses in the event that current yields drop below a certain level.This undertaking is voluntary and not contractual and may be terminated at any time.The reduction in expenses, pursuant to the undertaking, amounted to $135,447 during the period ended November 30, 2009.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 2009, the fund was charged $83,068 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended November 30, 2009, the fund was charged $28,012 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended November 30, 2009, the fund was charged $3,296 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were offset by earnings credits pursuant to the cash management agreement.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended November 30, 2009, the fund was charged $22,987 pursuant to the custody agreement.

During the period ended November 30, 2009, the fund was charged $3,341 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $129,038, custodian fees $9,939, chief compliance officer fees $4,454 and transfer agency per account fees $9,400, which are offset against an expense reimbursement currently in effect in the amount of $65,699.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

The Fund 27

INFORMATION ABOUT THE REVIEW AND APPROVAL
OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on November 9-10, 2009, the Board considered the re-approval for an annual period of the fund’s Management Agreement,pursuant to which the Manager provides the fund with investment advisory and administrative services.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus complex, and representatives of the Manager confirmed that there had been no material changes in the information. The Board also discussed the nature, extent, and quality of the services provided to the fund pursuant to the fund’s Management Agreement. The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the diversity of distribution of the fund as well as among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the fund’s distribution channels.The Board also reviewed the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered the Manager’s extensive administrative, accounting, and compliance infrastructure.

Comparative Analysis of the Fund’s Management Fee and Expense Ratio and Performance. The Board members reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing the fund’s manage-

ment fee and expense ratio with a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”) that were selected by Lipper. Included in these reports were comparisons of contractual and actual management fee rates and total operating expenses.

The Board members also reviewed the reports prepared by Lipper that presented the fund’s performance as well as comparisons of total return performance among the same group of funds as the Expense Group (the “Performance Group”) and to a group of funds that was broader than the Expense Universe (the “Performance Universe”) that also was selected by Lipper, all for various periods ended September 30, 2009. The Manager previously had furnished the Board with a description of the methodology Lipper used to select the fund’s Expense Group and Expense Universe, and Performance Group and Performance Universe.

The Board reviewed the results of the Expense Group and Expense Universe comparisons that were prepared based on financial statements currently available to Lipper as of September 30, 2009. The Board reviewed the range of management fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund’s contractual management fee was approximately two basis points higher than the Expense Group median and the fund’s actual management fee was higher than the Expense Group and Expense Universe medians.The Board also noted that the fund’s total expense ratio was approximately two basis points higher than the Expense Group median and higher than the Expense Universe median.

With respect to the fund’s performance, the Board noted that the fund achieved first or second quartile (the first quartile being the highest performance ranking group) total return rankings in the Performance Group, and second or third quartile total return rankings in the Performance Universe, for each reported time period up to 10 years. It was noted that both institutional and retail funds are reported in the same Lipper category as the fund and the Board considered how this might impact the fund’s Performance Universe rankings.

The Fund 29

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates that were reported in the same Lipper category as the fund (the “Similar Funds”), and explained the nature of the Similar Funds and any differences, from the Manager’s perspective, in providing services to the Similar Funds as compared to the fund.The Manager’s representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed differences in fees paid to the Manager and discussed the relationship of the management fees paid in light of the services provided. The Board members considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the fund’s management fee. Representatives of the Manager noted that there were no similarly managed institutional separate accounts or wrap fee accounts managed by the Manager or its affiliates with similar investment objectives, policies, and strategies as the fund.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit.The Board considered information, previously provided and discussed, prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board members also considered that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund, including the change in the fund’s asset size from the prior year, and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. The Board members also considered potential benefits to the Manager from acting as investment adviser to the fund and noted that there were no soft dollar arrangements in effect with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent, and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It was noted that the profitability percentage for managing the fund was within the range determined by appropriate court cases to be reasonable given the services rendered and that the profitability percentage for managing the fund was reasonable given the generally superior service levels provided.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board reached the following conclusions and determinations.

  The Board concluded that the nature, extent, and quality of the ser- vices provided by the Manager are adequate and appropriate.

  The Board was satisfied with the fund’s performance.

  The Board concluded that the fee paid to the Manager by the fund was reasonable in light of the services provided, comparative perfor- mance and expense and management fee information, costs of the services provided, and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.

The Fund 31

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in con- nection with the management fee rate charged to the fund, and that, to the extent in the future it were to be determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures applicable to Item 10.
Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

3

Item 12.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus New York AMT-Free Municipal Money Market Fund

By:	/s/ Bradley J. Skapyak
Bradley J. Skapyak,
President

Date:	January 19, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Bradley J. Skapyak
Bradley J. Skapyak,
President

Date:	January 19, 2010

By:	/s/ James Windels
James Windels,
Treasurer

Date:	January 19, 2010

5

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

6